                                                                   EXHIBIT 10.4



                         REGISTRATION RIGHTS AGREEMENT

         This AGREEMENT made as of the 31st day of March, 2000, by and among Coho Energy, Inc., a Texas corporation (the "Company"), PPM America Special Investments Fund, L.P., a Delaware limited partnership ("PPM SIF"), PPM America Special Investments CBO II, L.P., a Delaware limited partnership ("PPM CBO", and collectively with PPM SIF, "PPM"), Appaloosa Management L.P., a Delaware limited partnership ("Appaloosa Management") as agent and on behalf of certain funds including Appaloosa Investment Limited Partnership I, a Delaware limited partnership ("AILP"), Palomino Fund Ltd., a British Virgin Islands company ("Palomino") and Tersk LLC, a Delaware limited liability company ("Tersk" and, collectively with Palomino, AILP and Appaloosa Management, "Appaloosa"), Pacholder Associates, Inc., an Ohio corporation ("Pacholder Associates") as agent and on behalf of certain funds including Pacholder Value Opportunity Fund, L.P. ("Pacholder Value"), High Yield Fund, Inc. ("Pacholder Fund"), One Group High Yield Bond ("One Group") and Evangelical Lutheran Church In America Board of Pensions ("ELC," and together with One Group, Pacholder Fund, Pacholder Value and Pacholder Associates, "Pacholder") and Oaktree Capital Management, LLC, a California limited liability company ("Oaktree Capital") as general partner of and investment manager for the entities set forth on Schedule I (Oaktree Capital and such entities, collectively, "Oaktree"). PPM, Appaloosa, Oaktree, and Pacholder are collectively referred to herein as the "Investors". PPM, Appaloosa and Oaktree are collectively referred to herein as the "Old Noteholder Investors".

         WHEREAS, pursuant to the Company's First Amended Joint Plan of Reorganization dated March 20, 2000 under Chapter 11 of the United States Bankruptcy Code (Case No. 399-35929-HCA-11 in the United States Bankruptcy Court for the Northern District of Texas, Dallas Division) (the "Plan"), each of the Old Noteholder Investors has agreed to convert on the effective date of the Plan all of the Company's 8-7/8% Senior Subordinated Notes due 2007 (the "Old Notes") owned by such Old Noteholder Investor into shares of the reorganized Company's common stock, par value $.01 per share ("Common Stock"); and

         WHEREAS, it is a condition precedent to the obligation of each of the Old Noteholder Investors to convert the Old Notes owned by such Old Noteholder Investors into shares of Common Stock pursuant to the terms of the Plan that the Company and the Old Noteholder Investors enter into a Registration Rights Agreement with respect to the shares of Common Stock to be acquired by the Old Noteholder Investors either as a result of the conversion of their Old Notes in accordance with the terms of the Plan or otherwise; and

         WHEREAS, pursuant to a Note Agreement dated as of the date hereof (the "Note Agreement") by and among the Company, certain affiliates of the Company and the Investors, the Investors have agreed, among other things, to purchase from the Company $72,000,000 aggregate principal amount of the Company's 15% Senior Subordinated Notes due March 31, 2007 (the "New Notes"); and

         WHEREAS, in connection with the Investors' purchase of the New Notes, the Company has agreed pursuant to the terms of a Securities Purchase Agreement dated as of the date hereof by and among the Company, certain affiliates of the Company and the Investors (the "Securities Purchase Agreement") to issue to each of the Investors shares of Common Stock; and

         WHEREAS, it is a condition precedent to the obligation of the Investors to purchase the New Notes pursuant to the Note Agreement that the Company and the Investors enter into a Registration Rights Agreement with respect to the shares of Common Stock to be acquired by the Investors, pursuant to the terms of the Securities Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. The following terms shall be used in this Agreement with the following respective meanings:

         "Affiliate" means (i) any Person directly or indirectly controlling, controlled by or under common control with another Person; (ii) any Person owning or controlling ten (10%) percent or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of such Person; and (iv) if such Person is an officer, director or partner, any such company for which such Person acts in such capacity.

         "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

         "Common Stock" means and includes (a) the Company's Common Stock, $.01 par value per share and (b) any other securities into which or for which the securities described in (a) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Holder" means any holder of Registrable Stock.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any natural person, partnership, corporation or other legal entity.

         "Registrable Stock" means (a) the Common Stock issued or issuable to any Investor in accordance with the terms of the Securities Purchase Agreement,
(b) all Common Stock issued or issuable to any Old Noteholder Investor in accordance with the Plan, (c) all Common Stock now or hereafter owned by any Investor which is acquired otherwise than pursuant to the terms of the Securities Purchase Agreement or pursuant to the terms of the Plan so long as it is held by any Investor or an Affiliate of any Investor and (d) any other shares of Common Stock or other securities issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall cease to be Registrable Stock when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been distributed in accordance with Rule 144 (or any successor provision) under the Securities Act, or (iii) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by the Company and the subsequent disposition of such shares shall not require registration or qualification under the Securities Act or any similar state law then in force.

         "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         2. Shelf Registration.

                  (a) The Company shall use its best efforts to cause to be filed pursuant to Rule 415 (or any successor provision) of the Securities Act not later than January 31, 2001 a Shelf Registration Statement relating to the offer and sale of the Registrable Stock by the Holders from time to time (the "Shelf Registration Statement") in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective on or before March 31, 2001 and to cause the Shelf Registration Statement to remain effective until the earliest of (i) such time as all shares of Registrable Stock have been sold thereunder,
         (ii) three years after its effective date and (iii) such time as all of the Registrable Stock can be sold by the Holders thereof without restriction under the Securities Act. In connection with the Shelf Registration Statement, (i) the Company shall furnish to the Holders, prior to the filing with the Commission, a copy of the Shelf Registration Statement and shall use its best efforts to reflect in such document when filed with the Commission, such comments as the Holders may reasonably propose, (ii) the Company shall make available all material customary for reasonable due diligence examinations in connection with the Shelf Registration Statement, (iii) the Company shall enter into such agreements as are appropriate, customary and reasonably necessary in connection with the Shelf Registration Statement, and (iv) the Company shall make such representations and warranties to the Holders of Registrable Stock (and any underwriters participating in any offering and sale to be made pursuant to the Shelf Registration Statement) as are customary in connection with the Shelf Registration Statement.

                  (b) During any consecutive 365-day period, the Company shall be entitled to suspend the availability of the Shelf Registration Statement for up to two 30 consecutive-day periods if the Company's Board of Directors determines in its reasonable good faith judgment that there is a valid business purpose for such suspension and provides notice to the Holders that such determination was made by the Company's Board; provided, however, that notwithstanding the foregoing, if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith reasonable judgment of the Board of Directors of the Company after consultation with outside counsel, the Company would be required in order to comply with the Securities Act and the rules and regulations promulgated thereunder to disclose in the Shelf Registration Statement or in an amendment or supplement thereto material non-public information relating to the Company which the Company has a bona fide business purpose for preserving as confidential or to make any disclosure in the Shelf Registration Statement or in an amendment or supplement thereto that would interfere with an existing or anticipated acquisition or financing with respect to the Company, then the Company shall have the right to suspend the availability of the Shelf Registration Statement until the earliest of (i) the date upon which such material information is disclosed to the public or ceases to be material, (ii) the date upon which such acquisition or financing is consummated or, if earlier, the date upon which any such interference with such existing or anticipated acquisition or financing would no longer exist, or (iii) forty-five
         (45) days after the date of such written notice to the Holders; provided, however, that the Company may not utilize this suspension right more than once in any twelve-month period.

         3. Demand Registration.

                  (a) At any time after March 31, 2001, the Holder or Holders of at least ten (10%) percent of all Registrable Stock then outstanding (the "Initiating Holders") may, subject to the provisions of Section 3(b) hereof, by notice in writing to the Company request the Company to register under the Securities Act all or any portion of shares of Registrable Stock held by such Initiating Holder or Holders for sale in the manner specified in such notice. Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this
         Section 3: (A) within a period of 90 days after the effective date of a Registration Statement filed by the Company, provided that the Company shall use commercially reasonably efforts to cause a registration requested hereunder to be declared effective promptly following such period if such request is made during such period; or (B) if the Company shall furnish to the Initiating Holder or Holders a certificate signed by the President of the Company stating that in the good faith reasonable judgment of the Board of Directors of the Company after consultation with outside counsel, the filing of a Registration Statement would, at such time require the disclosure of material non-public information relating to the Company which, the Company has a bona fide business purpose for preserving as confidential or interfere with an existing or anticipated acquisition or financing with respect to the Company, then the Company's obligations under this Section 3 shall be deferred until the earliest of (i) the date upon which such material information is disclosed to the public or ceases to be material, (ii) the date upon which such acquisition or financing is consummated or, if earlier, the date upon which any such interference with such existing or anticipated acquisition or financing would no longer exist, or (iii) forty-five
         (45) days after the date of receipt of written request from such Initiating Holder or Holders; provided, however, that the Company may not utilize this deferral right more than once in any twelve-month period.

                  (b) Following receipt of any notice given under this Section 3 by the Initiating Holders, the Company shall immediately notify in writing all Holders that such registration is to be effected and shall use commercially reasonable efforts to register under the Securities Act for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Stock specified in such notice (and in all notices received by the Company pursuant hereto). Holders, other than the Initiating Holders, shall notify the Company of their desire to participate in the registration within twenty (20) days of the Company's notice to them. The Company shall use commercially reasonable efforts to cause a Registration Statement with respect to the Registrable Stock which Holders have requested be registered pursuant to this Section 3 no later than forty-five (45) days after receiving the notice pursuant to Section 3(a) of the Initiating Holders. The Company shall designate the managing underwriter of such offering, subject to the approval of the Holders of a majority of the shares of Registrable Stock to be sold in such offering, which approval shall not be unreasonably withheld or delayed. Each Investor shall have the right to request the registration of Registrable Stock pursuant to this
         Section 3 on three occasions only, provided, however, that the Company's obligation to register the Registrable Stock pursuant to this
         Section 3 in response to a particular request shall be deemed satisfied only when a Registration Statement or Registration Statements covering all shares of Registrable Stock, specified in notices received as aforesaid and which have not been withdrawn by the Holders thereof, for sale in accordance with the method of disposition specified by the Initiating Holders, shall have become effective. A registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the Initiating Holders to proceed shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the registration was withdrawn at the request of the Holders of a majority of the Registrable Stock to be sold in such offering upon learning of a material adverse change in the condition, business or prospects of the Company from that known to such Holders at the time of their request that makes the proposed offering unreasonable in the good faith judgment of a majority in interest of such Holders.

                  (c) If the Registration Statement is to cover an underwritten distribution and in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 3 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock to be included in the offering shall be reduced to the required level with the participation in such offering to be reduced pro rata among the Holders requesting such registration, based upon the number of shares of Registrable Stock requested to be included in such registration owned by such Holders. Except for registration statements on Form S-4, S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Initiating Holders pursuant to this Section 3 until the completion of the period of distribution of the registration contemplated thereby.

         4. Piggyback Registration. Each time the Company shall determine to file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice thereof to all Holders. Upon the written request of one or more Holder(s) given within twenty (20) days after the giving of any such notice by the Company, the Company will use commercially reasonable efforts to cause all shares of Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock to be so registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each such holder of Registrable Stock and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Stock in connection with such registration (but not from its obligation to pay any and all expenses in connection therewith as specified in Section 7 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Stock, for the same period as the delay in registering such other securities. If the Registration Statement is to cover an underwritten distribution, the Company shall cause the Registrable Stock requested for inclusion pursuant to this Section 4 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock requested for inclusion pursuant to this Section 4 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock and other securities to be included in the offering shall be reduced to the required level by first excluding securities of any securityholder (other than the Company and the Holders) who proposes to offer or sell securities in the registered offering, and then excluding on a pro rata basis among the Company, and each Holder of Registrable Stock requesting such registration based on the number of shares of Registrable Stock or other securities the Company and each such Holder proposes to offer or sell in the registered offering.

         5. Registration on Form S-3.

         If at any time after the date hereof, (i) a Holder or Holders request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or

Holders, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use commercially reasonably efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock specified in such notice. Whenever the Company is required by this Section 5 to use commercially reasonable efforts to effect the registration of Registrable Stock, each of the procedures, requirements and limitations of Section 3 not otherwise addressed in this Section 5 (including but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering and the requirements of subparagraph (b) of Section 3 but not including the limitations on the number of registrations the Company is obligated to make under subparagraph (b) of Section 3) shall apply to such registration. There shall be no limit on the number of registrations of Registrable Stock which the Company shall be obligated to effect pursuant to this Section 5.

         6. Registration Procedures. If and whenever the Company is required by the provisions of Section 2, 3, 4 or 5 hereof to effect the registration of shares of Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as possible:

                  (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to the Registrable Stock and use its best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the Registrable Stock covered by such Registration Statement has been sold, but (other than in the case of the Shelf Registration Statement) for no longer than twelve (12) months subsequent to the effective date of such Registration Statement, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete until the Registrable Stock covered by such Registration Statement has been sold, but (other than in the case of the Shelf Registration Statement) for no longer than twelve (12) months subsequent to the effective date of such Registration Statement;

                  (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter, if any, of the public offering and the Holders participating in such offering;

                  (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

                  (d) Use commercially reasonable efforts to register or qualify the Registrable Stock covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the Registrable Stock covered by such Registration Statement or (ii) as such participating Holders and underwriters may reasonably request within ten (10) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process, to subject itself to taxation, or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

                  (e) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed with the Commission;

                  (f) Notify the Holders participating in such registration promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (g) Prepare and file with the Commission, promptly upon the request of any such participating Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such Registration (and which counsel is reasonably acceptable to such participating Holders), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock by such participating Holders, but (other than in the case of the Shelf Registration Statement) for no longer than twelve (12) months subsequent to the effective date of such registration;

                  (h) Prepare and promptly file with the Commission, and promptly notify such participating Holders of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Stock is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (i) In case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request of any such participating Holders such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                  (j) Advise such participating Holders promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) At the request of any such participating Holder (i) furnish to such Holder, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, copies of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, covering such matters with respect to the Registration Statement, the prospectus and each amendment or supplement thereto, proceedings under state and Federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of opinions of issuer's counsel provided to underwriters in underwritten public offerings or, if the offering is not underwritten, obtain such opinions of counsel to the Company addressed to and reasonably satisfactory to the Holders covering such matters as are customary in connection with such offering and (ii) use commercially reasonable efforts to furnish to such Holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as such requesting Holder or Holders may reasonably request;

                  (l) Apply for listing and use commercially reasonable efforts to list the Registrable Stock being registered on any national securities exchange on which a class of the Company's equity securities is listed or, if the Company does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc.

         7. Expenses.

                  (a) With respect to each registration effected pursuant to
         Section 2, 3, 4 or 5 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, that Holders and other holders of the Company's stock participating in any such registration shall bear their pro rata share of any underwriting discounts and selling commissions, and; provided, further, however, that notwithstanding the foregoing, the Company shall not be liable for expenses incurred in connection with any registration that shall not have become effective due to a revocation by the Holders of Registrable Stock except if such registration was revoked or withdrawn by the Holders upon learning of a material adverse change in the condition, business or prospectus of the Company from that known to such Holders at the time of their request for or to be included in such registration that makes the proposed offering unreasonable in the good faith judgment of such Holders.

                  (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one counsel for the selling Holders and the other holders of the Company's stock participating in such registration and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering.

         8. Indemnification and Contribution.

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder whose shares of Registrable Stock are included in a Registration Statement pursuant to the provisions of this Agreement, each director, officer, partner, employee and agent of such Holder, and any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors, from and against, and will reimburse such Holder, each director, officer, partner, employee and agent of such Holder and each such underwriter, controlling Person and successor with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder, such director, officer, partner, employee or agent of such Holder or any such underwriter, controlling Person or successor may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by or on behalf of any such Holder, such director, officer, partner, employee or agent of such Holder, such underwriter, controlling Person or successor in writing specifically for use in the preparation thereof, and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided further, that if any claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Holder delivered a copy of the preliminary prospectus to the person alleging damage and failed to deliver a copy of the final prospectus to such persons, the Company shall not be liable with respect to the claims of such person.

                  (b) Each Holder of shares of Registrable Stock which are included in a registration pursuant to the provisions of this Agreement will, severally and not jointly, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such registration, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other Holder of shares of Registrable Stock which are included in the registration, each of the officers, directors, partners, employees and agents of each such other Holder and each person controlling such other Holder, from and against, and will reimburse such parties with respect to, any and all losses, damages, liabilities, costs or expenses to which such parties may become subject under the Securities Act or otherwise, to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue or alleged untrue statement of any material fact contained therein or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in the preparation thereof, provided that the liability of each Holder hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such Holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such Holder from the sale of shares of Registrable Stock covered by a Registration Statement; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

                  (c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) of this Section 8 (an "indemnified party") of actual knowledge or notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8 and shall not relieve the indemnifying party from liability under this
         Section 8 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraphs (a) and (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests, as reasonably determined by either party, between such indemnified party and any other party represented by such counsel in such proceeding. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
         (i) any Holder exercising rights under this Agreement, or any controlling Person of any such Holder, makes a claim for indemnification pursuant to this Section 8 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8 provides for the indemnification in such case or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling Person in circumstances for which indemnification was provided under this Section 8; then, and in each case, the Company and each such Holder, will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Stock offered by the Registration Statement bears to the public price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no Person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person or entity was not guilty of such fraudulent misrepresentation and (B) no Holder will be required to contribute any amount in excess of the net proceeds of such holder of such Registrable Stock offered by it pursuant to such Registration Statement.

         9. Reporting Requirements Under Securities Exchange Act of 1934. The Company shall keep effective the registration of its Common Stock under Section 12 of the Exchange Act and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) of the Exchange Act. The Company shall forthwith upon request furnish any Holder
(i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 9 are (a) to enable any such Holder to comply with the current public information requirement contained in Paragraph
(c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (b) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. The Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

         10. Stockholder Information. The Company may require each Holder of Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         11. Company Lock-Up. The Company agrees, if so required by the managing underwriter with respect to any underwritten registration hereunder, not to sell, make any short sale of, loan, grant any option for the purchase of (other) than pursuant to employee benefit plans), effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any such securities during the 30 days prior to and the 90 days after any underwritten registration pursuant to Section 2, 3, 4 or 5 hereof has become effective, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8.


         12. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

         If to the Company:   Coho Energy, Inc.
                              c/o Coho Resources, Inc.
                              14785 Preston Road, Suite 860
                              Dallas Texas 75240
                              Attn.: President
                              Telephone: (972) 774-8300
                              Telecopier: (972) 991-2257

         With copies to:      Fulbright & Jaworski, L.L.P.
                              2200 Ross Avenue
                              Suite 2800
                              Dallas, Texas 75201
                              Attn.: Harva R. Dockery, Esq.
                              Telephone: (214) 855-8000
                              Telecopier: (214) 855-8200

         If to any Investor:  To the address of such Investor set forth on
                              The signature pages hereto

         With a copy to:      Anderson Kill & Olick, P.C.
                              1251 Avenue of the Americas
                              New York, NY 10020-1182
                              Attn: J. Andrew Rahl, Jr.
                              Telephone: (972) 278-1000
                              Telecopier: (212) 278-1733

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this Section, provided that a change of address shall only be effective upon receipt.

All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the State of Illinois (without regard to conflict of laws provisions).

         14. Waivers; Amendments. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. The provisions of this Agreement may not be amended except by a writing executed by the Company and the Holders of at least a majority of the then outstanding Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis).

         15. Other Registration Rights. So long as any of the registration rights under this Agreement remain in effect, the Company shall not grant to any third party any registration rights for any securities of the Company, except that the Company may grant piggyback registration rights to a third party related to any registration statement covered by Section 4 hereof provided that the rights of such third party shall be subject to the rights of the Holders pursuant to the last sentence of Section 4 hereof.

         16. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided, however, that any person or entity to which Registrable Shares are proposed to be transferred shall provide prompt written notice of such proposed transfer to the Company.

         17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         18. Prior Understandings and Agreements. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings.

         19. Headings. Headings in this Agreement are included for reference only and shall have no effect upon the construction or interpretation of any part of this Agreement.

         20. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Investor has duly executed this Agreement (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.

                                             COHO ENERGY, INC.



                                             By: /s/  Anne Marie O'Gorman
                                                -------------------------------
                                                Name: Anne Marie O'Gorman
                                                Title: Senior Vice President









                       (See counterpart signature pages.)

                               COHO ENERGY, INC.
                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*



PPM AMERICA SPECIAL INVESTMENTS
FUND, L.P.

By: PPM America, Inc., its attorney-in-fact


By: /s/ STUART J. LISSNER
    -------------------------------------------
Name:   STUART J. LISSNER
Title:  Managing Director



PPM AMERICA SPECIAL INVESTMENTS
CBO II, L.P.

By: PPM America, Inc., its attorney-in-fact


By: /s/ STUART J. LISSNER
    -------------------------------------------
Name:   STUART J. LISSNER
Title:  Managing Director

Address:  c/o PPM America, Inc.
          25 West Wacker Drive
          Suite 1200
          Chicago, Illinois 60606
          Attention: Stuart Lissner
          Telephone: (312) 634-2500
          Telecopier: (312) 634-0741

                               COHO ENERGY, INC.
                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*



PACHOLDER VALUE OPPORTUNITY FUND, L.P.

By: Pacholder Associates, Inc., its attorney-in-fact


By: /s/ BRUCE A. FERGUSON
    -------------------------------------------
Name: Bruce A. Ferguson
Title: Senior Vice President

PACHOLDER HIGH YIELD FUND, INC.

By: Pacholder Associates, Inc., its attorney-in-fact


By: /s/ BRUCE A. FERGUSON
    -------------------------------------------
Name: Bruce A. Ferguson
Title: Senior Vice President

ONE GROUP HIGH YIELD BOND FUND

By: Pacholder Associates, Inc., its attorney-in-fact


By: /s/ BRUCE A. FERGUSON
    -------------------------------------------
Name: Bruce A. Ferguson
Title: Senior Vice President

EVANGELICAL LUTHERAN CHURCH
IN AMERICA BOARD OF PENSIONS

By: Pacholder Associates, Inc., its attorney-in-fact


By: /s/ BRUCE A. FERGUSON
    -------------------------------------------
Name: Bruce A. Ferguson
Title: Senior Vice President

Address:  8044 Montgomery Road
          Suite 480
          Cincinnati, Ohio 45236
          Attention: Bruce Ferguson
          Telephone: (513) 985-3200
          Telecopier: (513) 985-3217

                               COHO ENERGY, INC.
                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*



APPALOOSA INVESTMENT LIMITED PARTNERSHIP I


By: Appaloosa Management L.P., its General Partner

By: Appaloosa Partners Inc., its General Partner


By: /s/ RONALD GOLDSTEIN
   ------------------------------------------
Name:   RONALD GOLDSTEIN
Title:  CHIEF FINANCIAL OFFICER



PALOMINO FUND LTD.

By: Appaloosa Management L.P., its Investment Advisor

By: Appaloosa Partners Inc., its General Partner




By: /s/ RONALD GOLDSTEIN
   ------------------------------------------
Name:   RONALD GOLDSTEIN
Title:  CHIEF FINANCIAL OFFICER

TERSK LLC


By: Appaloosa Management L.P., its Managing Member

By: Appaloosa Management L.P., its General Partner



By: /s/ RONALD GOLDSTEIN
   ------------------------------------------
Name:   RONALD GOLDSTEIN
Title:  CHIEF FINANCIAL OFFICER

Address:  26 Main Street
          Chatham, New Jersey 07928
          Attention: Ronald Goldstein
          Telephone: (973) 701-7000
          Telecopier: (973) 701-7005

                               COHO ENERGY, INC.

                         REGISTRATION RIGHTS AGREEMENT

                          *COUNTERPART SIGNATURE PAGE*



OAKTREE CAPITAL MANAGEMENT, LLC, as
  general partner of and investment manager for those entities set forth on Schedule 1 hereto


By: /s/ SHELDON STONE
    -----------------------------
        Sheldon Stone
        Principal


By: /s/ TIMOTHY ANDREWS
    -----------------------------
        Timothy Andrews
        Senior Vice President


Address: 333 South Grand Avenue, 28th Floor
         Los Angeles, California  90071
         Attention: Kenneth Liang
         Telephone: (213)830-6422
         Facsimile: (213)830-8522

                                                          [REG RIGHTS AGREEMENT]


                                   SCHEDULE I


                        OAKTREE CAPITAL MANAGEMENT, LLC.

-------------------------------------------------------------------------------------------
                           FUND/ACCOUNT                                          PERCENTAGE
-------------------------------------------------------------------------------------------
AAFES Supplemental Deferred Compensation Plan                                      0.2996%
-------------------------------------------------------------------------------------------
AAFES Retiree Medical Dental & Life Insurance Plan                                 0.5492%
-------------------------------------------------------------------------------------------
AAFES Retirement Annuity Basis Plan                                                3.0829%
-------------------------------------------------------------------------------------------
California State Automobile Association Inter-Insurance Bureau                     2.4963%
-------------------------------------------------------------------------------------------
California State Automobile Association                                            0.2996%
-------------------------------------------------------------------------------------------
The California Endowment                                                           1.9845%
-------------------------------------------------------------------------------------------
Canada Life Insurance Company of America                                           0.7489%
-------------------------------------------------------------------------------------------
Canada Life Assurance Company - CDN                                                1.2481%
-------------------------------------------------------------------------------------------
Canada Life Assurance Company - USA                                                0.4993%
-------------------------------------------------------------------------------------------
Howard Hughes Medical Institute                                                    1.4353%
-------------------------------------------------------------------------------------------
Hughes Aircraft Company Master Retirement Trust                                    1.1982%
-------------------------------------------------------------------------------------------
IBM Retirement Plan - High Yield                                                   1.6975%
-------------------------------------------------------------------------------------------
International Paper Company                                                        1.4978%
-------------------------------------------------------------------------------------------
General Board of Pension and Health Benefits of The United Methodist Church        2.4338%
-------------------------------------------------------------------------------------------
OCM High Yield Fund II, L.P.                                                      15.5642%
-------------------------------------------------------------------------------------------
OCM High Yield Limited Partnership                                                 4.2561%
-------------------------------------------------------------------------------------------
OCM High Yield Trust                                                               9.0364%
-------------------------------------------------------------------------------------------
Pacific Gas & Electric Retirement Plan Master Trust                                3.4448%
-------------------------------------------------------------------------------------------
Pacific Gas & Electric Company Bargained VEBA                                      0.2496%
-------------------------------------------------------------------------------------------
RK Mellon Foundation                                                               1.4104%
-------------------------------------------------------------------------------------------
Alexander Hamilton Life Insurance Company of America                               2.5836%
-------------------------------------------------------------------------------------------
Chrysler Corporation Master Retirement Trust                                      10.3595%
-------------------------------------------------------------------------------------------
Dallas Employee Retirement Fund                                                    2.0220%
-------------------------------------------------------------------------------------------
The Common Fund for Nonprofit Organizations                                        2.4963%
-------------------------------------------------------------------------------------------
Delta Air Lines Master Trust - (High Yield)                                        4.5681%
-------------------------------------------------------------------------------------------
Integon Life Insurance Corporation                                                 0.7988%
-------------------------------------------------------------------------------------------
Iowa Public Employees' Retirement System                                           5.0050%
-------------------------------------------------------------------------------------------
LACERA -High Yield                                                                 8.0130%
-------------------------------------------------------------------------------------------
San Diego County Employee's Retirement Association                                 2.3964%
-------------------------------------------------------------------------------------------
Southwestern Life Insurance Company                                                0.6116%
-------------------------------------------------------------------------------------------
SSM Health Care                                                                    1.2731%
-------------------------------------------------------------------------------------------
State of Connecticut Combined Investment Funds - HY                                6.4403%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
TOTAL                                                                            100.0000%
-------------------------------------------------------------------------------------------